Exhibit 10.19

ATRICURE, INC.

2014 STOCK INCENTIVE PLAN

FIRST AMENDMENT TO PERFORMANCE SHARE AWARD AGREEMENT

This First Amendment to Performance Share Award Agreement (the "Amendment") is effective as of February 25, 2021 and is entered into by and between AtriCure, Inc., a Delaware corporation (the "Company") and [_____________] (the "Grantee").

WHEREAS, the Company and the Grantee are parties to a Performance Share Award Agreement effective as of [_______] (the "Award Agreement"); and

WHEREAS, the Company and the Grantee wish to amend the Award Agreement in order to provide for modification to the calculation of the performance goal and earning of Performance Shares as set forth in the Award Agreement, including its Exhibit  A.

NOW, THEREFORE, it is hereby agreed by and between the parties, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as follows:

1.Amended Exhibit A. Effective immediately, Exhibit A is hereby amended and restated as set forth on Amended and Restated  Exhibit A attached hereto and Amended and Restated  Exhibit A hereby replaces and supersedes Exhibit A in its entirety.

2.Award Agreement Remains in Effect. Except as modified by this Amendment, the Award Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

ATRICURE, INC.

By: ________________________________

Name:

Title:

GRANTEE

____________________________________

[ ]

AMENDED AND RESTATED EXHIBIT A

PERFORMANCE GOALS AND PERFORMANCE PERIOD

Performance Period: Three-Year Period, Ending on December 31,________*

Performance Goal:	Revenue CAGR •Threshold: [___]* •Target: [___]* •Maximum: [___]*

*Indicates there has been no change from the Performance Share Award Agreement

One-year revenue growth will be calculated for each year in the Performance Period. With  respect to the calculation of revenue growth for each year in the Performance Period, if the Company achieves a growth rate less than the “Threshold” Performance Goal, then a 0% growth rate shall be substituted in place of such actual rate for the applicable year in the Performance Period. With respect to the calculation of revenue growth for each year in the Performance Period, if the Company achieves a growth rate greater than the “Maximum” Performance Goal, then the “Maximum” growth rate identified above be substituted in place of such actual rate for the applicable year in the Performance Period. All three years in the applicable Performance Period shall be averaged to provide the “Revenue CAGR” for purposes of determination vesting. In no event shall payouts hereunder exceed the “Target” amount of [________] Performance Shares, including in the event of a death, Permanent Disability, or Change in Control, each as defined in the Plan.

If, for the Performance Period, the Company achieves the Threshold Performance Goal set forth above, Grantee shall be entitled to [                    ]  Performance Shares (50% of the Target Value of Performance Shares).

If, for the Performance Period, the Company achieves the Target Performance Goal set forth above, Grantee shall be entitled to [                    ]  Performance Shares (100% of the Target Value of Performance Shares).

If, for the Performance Period, the Company achieves more than the Target Performance Goal set forth above, Grantee shall be entitled to [                    ]  Performance Shares  (100% of the Target Value of Performance Shares).

If, for the Performance Period, the Grantee fails to achieve the Threshold Performance Goal set forth above, then Grantee’s right to earn Performance Shares for the Performance Period shall be forfeited automatically without further action or notice.

To the extent the actual level of attainment of the Performance Goal is at a point between the Threshold Performance Goal and Target Performance Goal, the maximum number of Performance Shares in which the Grantee can vest shall be determined based on a straight-line interpolation.